SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2003
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


        Delaware                   333-106925                   74-2440850
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     (State or other              (Commission                 (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)


            745 Seventh Avenue, 7th Floor
                    New York, NY                                    10019
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       (Address of principal executive offices)                   Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.           Other Events.
                  ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $298,577,529 in aggregate principal amount Class 1A1, Class 1A-IO, Class 1A-PO, Class 2A1, Class 2A-IO, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-33H on October 31, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated October 30, 2003 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1A1, Class 1A-IO, Class 1A-PO, Class 2A1, Class 2A-IO, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $300,986,618.37 as of October 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.           Financial Statements; Pro Forma Information and Exhibits.
                  --------------------------------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:

                      1.1 Terms Agreement, dated October 29, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                      4.1 Trust Agreement, dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

                      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

                      99.2 Servicing Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                      99.3 Reconstituted Servicing Agreement, dated as of October 1, 2003, between Commercial Federal Bank and Lehman Brothers Holdings Inc.

                      99.4 Reconstituted Servicing Agreement, dated as of October 1, 2003, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

                      99.5 Reconstituted Servicing Agreement, dated as of October 1, 2003, between SunTrust Mortgage, Inc. and Lehman Brothers Holdings Inc.

                      99.6 Reconstituted Servicing Agreement, dated as of October 1, 2003, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

                      99.7 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and Commercial Federal Bank

                      99.8 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation

                      99.9 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SuntTrust Mortgage, Inc.

                      99.10 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By: /s/ BRADFORD ANDRES
                                           ------------------------------------
                                           Name:    Bradford Andres
                                           Title:   Senior Vice President

Date: November 14, 2003

                                  EXHIBIT INDEX

Exhibit No.                     Description                             Page No.
-----------                     -----------                             --------

          1.1 Terms Agreement, dated October 29, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of October 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

          99.2            Servicing Agreement, dated as of
                          October 1, 2003, between Lehman
                          Brothers Holdings Inc. and Aurora Loan
                          Services Inc.

          99.3            Reconstituted Servicing Agreement,
                          dated as of October 1, 2003, between
                          Commercial Federal Bank and Lehman
                          Brothers Holdings Inc.

          99.4            Reconstituted Servicing Agreement,
                          dated as of October 1, 2003, between
                          GMAC Mortgage Corporation and Lehman
                          Brothers Holdings Inc.

          99.5            Reconstituted Servicing Agreement,
                          dated as of October 1, 2003, between
                          SunTrust Mortgage, Inc. and Lehman
                          Brothers Holdings Inc.

          99.6            Reconstituted Servicing Agreement,
                          dated as of October 1, 2003, between
                          Waterfield Mortgage Company, Inc. and
                          Lehman Brothers Holdings Inc.

          99.7 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and Commercial Federal Bank

          99.8 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation

          99.9            Master Servicing Agreement, dated as of
                          May 2000, between Centre Capital Group,
                          Inc. and SunTrust Mortgage, Inc.

         99.10            Master Servicing Agreement, dated as of
                          February 7, 2001 between Centre Capital
                          Group, Inc. and Waterfield Mortgage
                          Company, Inc.